Income Taxes	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Income Taxes

Note 18 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2022	2021	2020

Canada	36,312	31,307	19,557
United States	32,338	26,072	19,962
Other countries	33,960	12,990	8,516
	102,610	70,369	48,035

Income tax expense is incurred in the following jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2022	2021	2020
Current income tax expense
Canada	1,817	1,875	1,020
United States	8,689	(3,050)	3,496
Other countries	4,308	4,921	779
	14,814	3,746	5,295
Deferred income tax expense (recovery)
Canada	8,381	7,047	5,008
United States	1,941	9,537	1,390
Other countries	(8,808)	(2,061)	(655)
	1,514	14,523	5,743
	16,328	18,269	11,038

Income tax expense for 2022, 2021 and 2020 was 16%, 26% and 23% of income before income taxes, respectively, with current income tax expense being 14%, 5% and 11% of income before income taxes, respectively.

Current income tax expense increased in 2022 compared to 2021 primarily due to a current tax recovery in 2021 related to a voluntary change in accounting for deferred revenue for income tax purposes in the United States elected by the Company.

Current income tax expense decreased in 2021 compared to 2020 primarily due to a voluntary change we elected to adopt in accounting for deferred revenue for income tax purposes in the United States. This change resulted in a decrease of $9.3 million in current income tax expense in 2021 and a corresponding increase in the deferred income tax expense for the same period. This decrease was partially offset by an increase in income before tax in other jurisdictions as a result of growth in the business.

Deferred income tax expense decreased in 2022 compared to 2021 primarily due to additional deferred tax expense in 2021 related to a voluntary change in accounting for deferred revenue for income tax purposes in the United States elected by the Company as well as a release in valuation allowances recorded in 2022 related to tax losses in EMEA carried forward from previous periods.

Deferred income tax expense increased in 2021 compared to 2020 primarily due to a voluntary change we elected to adopt in accounting for deferred revenue for income tax purposes in the United States. This increase was partially offset by a release in valuation allowance for other jurisdictions.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2022	2021
Assets
Accrued liabilities not currently deductible	5,408	4,471
Accumulated net operating losses	10,594	12,866
Corporate minimum taxes	2,346	1,596
Difference between tax and accounting basis of property and equipment	12,021	23,754
Research and development and other tax credits and expenses	1,172	1,649
Total deferred income tax assets	31,541	44,336
Liabilities
Difference between tax and accounting basis of intangible assets	(47,255)	(45,030)
Difference between tax and accounting basis of property and equipment	—	—
Other temporary differences	(2,886)	(2,109)
Total deferred income tax liabilities	(50,141)	(47,139)
Net deferred income taxes	(18,600)	(2,803)
Valuation allowance	(1,961)	(11,365)
Net deferred income taxes, net of valuation allowance	(20,561)	(14,168)

As at January 31, 2022, we have not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $573.0 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. If we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside Canada.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

Year Ended	January 31,	January 31,	January 31,
	2022	2021	2020
Income before income taxes	102,610	70,369	48,033

Combined basic Canadian statutory rates	26.5%	26.5%	26.5%

Income tax expense based on the above rates	27,192	18,648	12,729
Increase (decrease) in income taxes resulting from:
Permanent differences	3,467	875	(673)
Effect of differences between Canadian and foreign tax rates	(1,855)	(600)	(274)
Effect of rate changes on current year timing differences	(1,085)	(1,063)	(609)
Adjustments relating to previous periods	(569)	(1,034)	94
Increase (decrease) in accruals for uncertain tax positions	(849)	1,289	(1,042)
Valuation allowance	(9,102)	254	692
Stock based compensation	—	100	352
Other, including foreign exchange	(871)	(200)	(231)
Income tax expense	16,328	18,269	11,038

We have income tax loss carry forwards which expire as follows:

Expiry year	Canada	United States	EMEA	Asia Pacific	Total
2023	—	—	—	49	49
2024	—	—	—	186	186
2025	—	—	40	67	107
2026	—	—	—	—	—
2027	—	417	—	352	769
Thereafter	8,022	1,473	33,054	1,553	44,102
	8,022	1,890	33,094	2,207	45,213

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31,	January 31,
	2022	2021
Liability, beginning of year	8,393	6,650
Gross increases – current period	333	2,502
Lapsing due to statutes of limitations	(1,372)	(759)
Liability, end of year	7,354	8,393

We have identified accruals of $7.4 million with respect to uncertain tax positions as at January 31, 2022. It is possible that these accruals for uncertain tax positions will not be required in which case up to $7.4 million of the recorded liability will decrease the effective tax rate in future years if this liability is reversed. We believe that it is reasonably possible that $2.1 million of the uncertain tax positions could decrease tax expense in the next 12 months relating primarily to tax years becoming statute barred for purposes of future tax examinations by local taxing jurisdictions.

We recognize accrued interest and penalties related to uncertain tax positions as a current tax expense. As at January 31, 2022 and January 31, 2021, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to Audit
Tax Jurisdiction
United States Federal	2019 and prior
Canada	2017 and prior
United Kingdom	2019 and prior
Sweden	2015 and prior
Norway	2020 and prior
Netherlands	2014 and prior
Belgium	2018 and prior
Germany	2017 and prior
Switzerland	2016 and prior
Brazil	2016 and prior